   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 1999

                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            SYMYX TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             8731                            77-0397908
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            SYMYX TECHNOLOGIES, INC.
                            3100 CENTRAL EXPRESSWAY
                         SANTA CLARA, CALIFORNIA 95051
                                 (408) 764-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                STEVEN D. GOLDBY
                            CHIEF EXECUTIVE OFFICER
                            SYMYX TECHNOLOGIES, INC.
                            3100 CENTRAL EXPRESSWAY
                         SANTA CLARA, CALIFORNIA 95051
                                 (408) 764-2000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

               MARIO M. ROSATI, ESQ.                               STANTON D. WONG, ESQ.
           CHRISTOPHER D. MITCHELL, ESQ.                           JOHN L. DONAHUE, ESQ.
               JASON M. BRADY, ESQ.                               WILLIAM A. HINES, ESQ.
            ALEXANDER D. PHILLIPS, ESQ.                            DAWN C. STEELE, ESQ.
               PAUL G. CASTOR, ESQ.                               BLAIR M. WALTERS, ESQ.
         WILSON SONSINI GOODRICH & ROSATI                      PILLSBURY MADISON & SUTRO LLP
             PROFESSIONAL CORPORATION                               2550 HANOVER STREET
                650 PAGE MILL ROAD                              PALO ALTO, CALIFORNIA 94304
                PALO ALTO, CA 94304                                   (650) 233-4500
                  (650) 493-9300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-87453

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                   TITLE OF EACH CLASS OF                            PROPOSED MAXIMUM                     AMOUNT OF
                SECURITIES TO BE REGISTERED                      AGGREGATE OFFERING PRICE            REGISTRATION FEE(1)
------------------------------------------------------------------------------------------------------------------------------
Common stock, $0.001 par value..............................            $14,860,300                        $4,132
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) The Company previously registered an aggregate of $74,301,500 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-87453), for which a filing fee of $20,656 was previously paid upon the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke such instruction, and it has sufficient funds in such account to cover the amount of the registration fee.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-87453 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Symyx Technologies, Inc. has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on the 17th day of November, 1999.

                                          SYMYX TECHNOLOGIES, INC.

                                          By:      /s/ STEVEN D. GOLDBY
                                             -----------------------------------
                                                      Steven D. Goldby
                                                   Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                          TITLE                   DATE
             ---------                          -----                   ----

        /s/ STEVEN D. GOLDBY           Chief Executive Officer    November 17, 1999
------------------------------------  and Chairman of the Board
          Steven D. Goldby               (Principal Executive
                                               Officer)

       /s/ JERYL L. HILLEMAN          Senior Vice President and   November 17, 1999
------------------------------------   Chief Financial Officer
         Jeryl L. Hilleman             (Principal Financial and
                                         Accounting Officer)

         *THOMAS R. BARUCH                     Director           November 17, 1999
------------------------------------
          Thomas R. Baruch

         *SAMUEL D. COLELLA                    Director           November 17, 1999
------------------------------------
         Samuel D. Colella

          *MARTIN GERSTEL                      Director           November 17, 1999
------------------------------------
           Martin Gerstel

    *BARON GAULTHAUS KRAIJENHOFF               Director           November 17, 1999
------------------------------------
    Baron Gaulthaus Kraijenhoff

     *FRANCOIS A. L'EPLATTENIER                Director           November 17, 1999
------------------------------------
     Francois A. L'Eplattenier

       *KENNETH J. NUSSBACHER                  Director           November 17, 1999
------------------------------------
       Kenneth J. Nussbacher

             SIGNATURE                          TITLE                   DATE
             ---------                          -----                   ----

          *MARIO M. ROSATI                     Director           November 17, 1999
------------------------------------
          Mario M. Rosati

         *PETER G. SCHULTZ                     Director           November 17, 1999
------------------------------------
          Peter G. Schultz

                                               Director
------------------------------------
            Isaac Stein

*By: /s/ STEVEN D. GOLDBY
     -----------------------------------------
          Steven D. Goldby
         (Attorney-In-Fact)
     --------------------------------------------------------------------
(1) The Power of Attorney granted by each director was filed as an exhibit to the Prior Registration Statement.

                               INDEX TO EXHIBITS

EXHIBIT NO.                              EXHIBIT
-----------                              -------
    1.1*       Form of Underwriting Agreement
    5.1        Opinion of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation
   23.1        Consent of Ernst & Young LLP, Independent Auditors
   23.2        Consent of Counsel (included in exhibit 5.1)
   24.1*       Power of Attorney

-------------------------
* Incorporated by reference from the Prior Registration Statement.